                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 1995

                         HADRON, INC.

    (Exact name of the registrant as specified in its charter)


         New York                0-5404          11-2120726
(state of other juris-       (Commission         (I.R.S. Employer
diction of incorporation)     File Number)       Identification
No.)


   9990 Lee Highway, Fairfax, VA                      22030

(Address of principal executive officer)          (Zip Code)

Registrant's telephone number, including area code: (703) 359-6100


                           Not Applicable

  (Former name or former address, if changed since last report)

               The Exhibit Index appears on Page 4

Item 2.     Acquisition or Disposition of Assets

     On December 15, 1995, Acumenics Research and Technology, Inc. ("Acumenics"), a subsidiary of Hadron, Inc. ("Hadron") which provided legal support services to the U.S. Government, law firms and corporations, sold to Labat-Anderson Incorporated (the "Buyer") for $365,750 (the "Purchase Price") substantially all its assets (excluding accounts receivable), effective December 1, 1995. In conjunction therewith, the Buyer assumed certain liabilities of Acumenics, including certain leases, agreements and contracts related to the ongoing performance of Acumenics' litigation support operations.

     In addition, Acumenics agreed to utilize its best efforts to effect a novation of its contract with the U.S. Department of Justice (the "DOJ Contract"). A portion of the Purchase Price ($165,000) was placed in escrow on December 15, 1995, to be released upon the satisfaction of certain conditions relating principally to Acumenics' effort to effect a novation of the DOJ Contract. Acumenics and Hadron also agreed that for a period of 10 years, neither of them or any entity controlled by them would own, manage, operate or control, or participate in the ownership, management, operation or control of any entity providing litigation support services, including legal document coding.


Item 7.   Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

          Not applicable.

     (b) Pro Forma Financial Information

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

          Pro Forma Condensed Consolidated Balance Sheet at September
          30, 1995..................................Page F - 1

          Pro Forma Condensed Consolidated Statements of
          Operations:

          Year Ended June 30, 1995................. Page F - 2
          Three Months Ended September 30, 1995 ... Page F - 3

     The Pro Forma Condensed Consolidated Balance Sheet at September 30, 1995 reflects the financial position of the Company after giving effect to the disposition of assets and assumption of liabilities discussed in Item 2 and assumes the disposition took place on June 30, 1995. The Pro Forma Condensed Consolidated
Statements of Operations for the year ended June 30, 1995 and for


the three months ended September 30, 1995, assume the disposition occurred on July 1, 1994, and are based on the operations of the Company for the year ended June 30, 1995 and for the three months ended September 30, 1995.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted the Company's financial statements will reflect the disposition only from December 1, 1995.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.


                                   PRO FORMA FINANCIAL INFORMATION
                                    HADRON, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1995
                                             (UNAUDITED)

                                                                           Pro Forma
 ASSETS                                                   Historical    Adjustments <F1>   Pro Forma
                                                           -----------   ---------------   ----------
 Current assets:
   Cash and cash equivalents                                 $334,579          $365,750     $700,329
   Restricted cash                                            100,000              --        100,000
   Accounts receivable, net                                 2,804,582              --      2,804,582
   Prepaid expenses and other                                  54,707            (6,027)      48,680
                                                           -----------       -----------   ----------

     Total current assets                                   3,293,868           359,723    3,653,591
                                                           -----------       -----------   ----------
 Fixed assets, net                                            179,172           (94,130)      85,042
                                                           -----------       -----------   ----------
 Other assets:

  Contractual rights acquired                                  22,594             --          22,594
   Other                                                       53,885           (40,805)      13,080
                                                           -----------       -----------   ----------

     Total other assets                                        76,479           (40,805)      35,674
                                                           -----------       -----------   ----------


       Total assets                                        $3,549,519          $224,788    $3,774,307
                                                               =======           =======       ======


 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities

   Current maturities of long-term debt                    $1,003,749         $  --       $1,003,749
   Accounts payable                                         1,674,607            --        1,674,607
   Other current liabilities                                1,479,695           (59,575)   1,420,120
                                                           -----------       -----------   ----------

     Total current liabilities                              4,158,051           (59,575)   4,098,476
                                                           -----------       -----------   ----------

 Notes payable - related party                                350,000             --         350,000
 Long-term debt                                                42,200             --          42,200
                                                           -----------       -----------   ----------
     Total long-term liabilities                              392,200                        392,200

     Total liabilities                                      4,550,251           (59,575)   4,490,076

 Total shareholders' equity  (deficit)                    (1,000,732)           284,363    (716,369)
                                                           -----------       -----------   ----------

 Total liabilities and shareholders' equity (deficit)      $3,549,519          $224,788    $3,774,307
                                                               =======           =======     ========

    <F1> -   To eliminate the assets and liabilities included in the balance sheet of Acumenics
             Research and Technology, Inc. ("ART") as of September 30, 1995 which were sold, to reflect the $365,750 proceeds from the sale of certain assets of ART and to reflect related transaction costs.

                                       F-1


                                   PRO FORMA FINANCIAL INFORMATION
                                    HADRON, INC. AND SUBSIDIARIES
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                               FOR THE FISCAL YEAR ENDED JUNE 30, 1995
                                             (UNAUDITED)
                                                                        Pro Forma
                                                       Historical    Adjustments <F1>    Pro Forma
                                                       -----------        -----------   -----------


 Revenues                                              $20,534,328        $8,048,376    $12,485,952
                                                       -----------        -----------   -----------
 Operating costs and expenses:

   Costs of revenue                                    17,841,970          7,001,029    10,840,941
   Selling, general and administrative                  2,854,066          1,143,643     1,710,423
                                                       -----------        -----------   -----------

 Total operating costs and expenses                    20,696,036          8,144,672    12,551,364
                                                      -----------        -----------   -----------

 Operating loss                                         (161,708)           (96,296)       (65,412)
                                                       -----------        -----------   -----------
 Other income (expense)                                 (274,613)          (162,069)      (112,544)
                                                       -----------        -----------   -----------
 Loss before income taxes
   and extraordinary item                               (436,321)          (258,365)      (177,956)

 Provision for income taxes                                23,699           -               23,699
                                                       -----------        -----------   -----------
 Loss before extraordinary item                         (460,020)          (258,365)      (201,655)

 Extraordinary item - gain on the retirement of debt    2,718,418           -            2,718,418
                                                       -----------        -----------   -----------

 Net income (loss)                                     $2,258,398          ($258,365)   $2,516,763
                                                         ========            =======       =======
 Per share data:
   Net Income                                                $1.51                            $1.69
                                                           =======                          =======

    <F1> -   This adjustment eliminates revenues and expenses of ART for the entire period.  The adjustment relating to selling, general and administrative expenses does not reflect certain costs totalling $136,134, which the Company would have incurred irrespective of ART's operations.
                                      Page F-2


                                 PRO FORMA FINANCIAL INFORMATION
                                  HADRON, INC. AND SUBSIDIARIES
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995
                                           (UNAUDITED)

                                                                   Pro Forma
                                                   Historical     Adjustments     Pro Forma
                                                                      <F1>
                                                   -----------     ------------   -----------


     Revenues                                      $5,758,971       $2,373,472    $3,385,499
                                                   -----------     ------------   -----------

     Operating costs and expenses:

       Costs of revenue                             5,000,822        2,082,485     2,918,337
       Selling, general and administrative            625,535          247,831       377,704
                                                   -----------     ------------   -----------

     Total operating costs and expenses             5,626,357        2,330,316     3,296,041
                                                   -----------     ------------   -----------

     Operating income                                 132,614           43,156        89,458
                                                   -----------     ------------   -----------
     Other income (expense)                          (84,034)         (46,390)      (37,644)
                                                   -----------     ------------   -----------

     Loss before income taxes                          48,580          (3,234)        51,814

     Provision for income taxes                        18,078              578        17,500
                                                   -----------     ------------   -----------
     Net income (loss)                                $30,502          ($3,812)      $34,314
                                                       =======         ========        ======
     Per share data:

     Earnings per common share and common               $0.02                          $0.02
     equivalent share

     Earnings per common share and common equivalent
       share assuming full dilution                     $0.01                          $0.02

          <F1> - This adjustment eliminates revenues and expenses of ART for the entire period.  The adjustment relating to selling, general and administrative expenses does not reflect certain costs totalling $31,735, which the
                 Company would have incurred irrespective of ART's operations.

                                     Page F-3


      (c) Exhibits.

NO.                     Description


10.1 Asset Purchase Agreement dated December 1, 1995 by and between Acumenics and Buyer.

10.2 Agreement Regarding Certain Contracts, receivables and Payables dated December 1, 1995 by and between Acumenics and Buyer.


                              SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HADRON, INC.




Date:  January 2, 1996        By:/S/ C.W. Gilluly
                                 ------------------------------
                                 C.W. Gilluly
                                 Chairman
                                    and Chief Executive Officer